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                                                                    EXHIBIT 10.4


                               FIRST AMENDMENT TO
                               SERVICES AGREEMENT

         THIS FIRST AMENDMENT TO SERVICES AGREEMENT ("Amendment") is entered into as of the 4th day of March, 1999, by and between REPUBLIC INDUSTRIES, INC., a Delaware corporation and REPUBLIC SERVICES, INC., a Delaware corporation.

                             PRELIMINARY STATEMENTS

         A. The parties have previously entered into that certain Services Agreement dated June 30, 1998 (the "Agreement"). Unless otherwise defined, capitalized terms used herein shall have the meanings given to them in the Agreement.

         B. It has been determined that the Distribution will not occur, and the parties wish to amend the Agreement to reflect such fact.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         Section 2 of the Agreement is hereby amended by adding the following text at the end of such section:

         At the option of the Company, the Company may extend the Term until December 31, 1999 by providing the Parent with written notice of such extension no later than June 15, 1999. If the Term is extended by the Company pursuant to the preceding sentence, the Company may extend the Term until December 31, 2000 by providing the Parent with written notice of such extension no later than December 15, 1999. Notwithstanding the foregoing, the Company may terminate this Agreement at any time by providing the Parent with 30 days' prior written notice of such termination.


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers as of the date first written above.

                                        REPUBLIC INDUSTRIES, INC.


                                         By: /s/ James O. Cole
                                             -----------------------------------
                                         Name: James O. Cole
                                              ----------------------------------
                                         Title: Senior Vice President, Secretary
                                                and General Counsel
                                                --------------------------------


                                         REPUBLIC SERVICES, INC.


                                         By: /s/ David A. Barclay
                                             ----------------------------------
                                         Name: David A. Barclay
                                               --------------------------------
                                         Title: Senior Vice President and
                                                General Counsel
                                               --------------------------------




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